UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 21, 2006

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 South Lake Vista Drive

Lewisville, Texas 75067

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officers

Effective July 21, 2006, Ken Newman, Chairman and Chief Executive Officer of the Company, was appointed by the Board of Directors to the additional office of President. David K. White, Ph.D., who was currently serving as the President and Chief Operating Officer of the Company, was appointed to the office of Executive Vice President, Contract Management Services and will serve as the President of the Company’s contract management services group.

Both Mr. Newman and Mr. White are currently serving as executive officers of the Company. Information regarding Mr. Newman and Mr. White is contained in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended August 31, 2005, and in the Executive and Director Compensation section of the Company’s Proxy Statement, dated December 14, 2005, relating to its most recent current meeting of Stockholders, which information is incorporated herein by reference.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01. Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on July 21, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: July 25, 2006	By:	/s/ John E. Pitts
John E. Pitts
Executive Vice President, Finance
and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on July 21, 2006.

4